Exhibit 10.1

AMENDMENT NO. 1 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
This AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of August 1, 2014, is entered into by and among ENCORE CAPITAL GROUP, INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders party hereto, and SUNTRUST BANK, as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent, Swingline Lender and Issuing Bank.

RECITALS
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of February 25, 2014 (as the same may be further amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended revolving credit and term loan facilities to the Borrower; and
WHEREAS, the Borrower has requested certain amendments to the Credit Agreement set forth herein, and the Administrative Agent, the Collateral Agent, the Swingline Lender, the Issuing Bank and the undersigned Lenders have agreed to such requests, subject to the terms and conditions of this Amendment;
NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Credit Agreement, as amended by this Amendment.
2.    Amendments to Credit Agreement. Subject to the terms and conditions hereof and with effect from and after the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a)    The preamble to the Credit Agreement is hereby amended and restated in its entirety to read as follows:
THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is made and entered into as of February 25, 2014, by and among ENCORE CAPITAL GROUP, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions and lenders from time to time party hereto (the “Lenders”), and SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the “Administrative Agent”), as collateral agent for the Secured Parties, as issuing bank (the “Issuing Bank”) and as swingline lender (the “Swingline Lender”).
(b)    Section 1.1 of the Credit Agreement is hereby amended by amending and restating in its entirety the definition of “Propel Group” to read as follows:
“‘Propel Group’ means the Subsidiaries of Propel Acquisition LLC.”

(c)    Section 1.1 of the Credit Agreement is hereby further amended by adding the following definition of “Blue Ridge Acquisition” in proper alphabetical order:
“‘Blue Ridge Acquisition’ means the acquisition of all of the equity interests in Atlantic Credit & Finance, Inc., a Virginia corporation, and, indirectly, each of such company’s subsidiaries, which companies collectively are engaged in the business of (i) purchasing, holding, maintaining, collecting and/or servicing charged-off consumer receivables and (ii) providing related services.”
(d)    Section 5.1 of the Credit Agreement is hereby amended by amending and restating in its entirety subsection (j) thereof to read as follows:
“(j)    As soon as practicable, and in any event within thirty (30) days after the close of each calendar month (or, in the case of (i) the final month of any of the first three calendar quarters in any calendar year, forty-five (45) days after the close of such month, and (ii) the final month of any calendar year, sixty (60) days after the close of such month), the Borrower shall provide the Administrative Agent and the Lenders with a Borrowing Base Certificate (containing a certification by an Authorized Officer that the Receivables Portfolios included in the Borrowing Base referenced in such Borrowing Base Certificate are performing, in the aggregate, at a sufficient level to support the amount of such Borrowing Base), together with such supporting documents (including without limitation (i) to the extent requested by the Administrative Agent, copies of all bills of sale and purchase agreements evidencing the acquisition of Receivables Portfolios included in the Borrowing Base and (ii) a copy of the most recent static pool report with respect to such Receivables Portfolios as the Administrative Agent reasonably deems desirable, all certified as being true and correct in all material respects by an Authorized Officer of the Borrower). The Borrower may update the Borrowing Base Certificate more frequently than as provided above and the most recently delivered Borrowing Base Certificate shall be the applicable Borrowing Base Certificate for purposes of determining the Borrowing Base at any time;”

(e)    Section 7.1 of the Credit Agreement is hereby amended by deleting “$450,000,000” from subsection (n) thereof and inserting in lieu thereof “$750,000,000”, such that subsection (n) reads in its entirety as follows:
“(n)    Additional unsecured or subordinated Indebtedness of the Borrower or any of its Restricted Subsidiaries, to the extent not otherwise permitted under this Section 7.1; provided, however, that (i) the aggregate principal amount of such additional Indebtedness shall not exceed $750,000,000, (ii) such Indebtedness shall not mature, and shall not be subject to any scheduled mandatory prepayment, redemption or defeasance, in each case prior to five (5) years from the date of issuance of such Indebtedness and (iii) if such Indebtedness is subordinated, the terms of such subordination shall be reasonably acceptable to the Administrative Agent;”
(f)    Section 7.4 of the Credit Agreement is hereby amended by amending and restating clause (v) of subsection (d) in its entirety to read as follows:
“(v)    the aggregate Purchase Price for all such Permitted Acquisitions after August 1, 2014 (exclusive of up to $205,000,000 of the Purchase Price for the Blue Ridge Acquisition) shall not exceed $225,000,000;”

(g)    Section 7.4 of the Credit Agreement is hereby further amended by deleting the word “and” at the end of clause (j) thereof, deleting clause (k) thereof and replacing the same with a new clause (k) and clause (l) to read in their entirety as follows:
“(k) Investments in Unrestricted Subsidiaries provided that such Investments made on or after August 1, 2014 shall not exceed in the aggregate at any time $250,000,000 less the aggregate outstanding Investments made pursuant to clause (i) of this Section 7.4; and
(l) Investments in Blocked Propel Subsidiaries, provided that such Investments made on or after August 1, 2014 shall not exceed in the aggregate at any time $200,000,000.”
3.    Representations and Warranties. The Borrowers and the Guarantors hereby represent and warrant to the Administrative Agent, the Collateral Agent, the Swingline Lender, the Issuing Bank and the Lenders as follows:
(a)    No Default or Event of Default has occurred and is continuing as of the date hereof, nor will any Default or Event of Default exist immediately after giving effect to this Amendment.
(b)    The representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects (except for representations and warranties already covered by concepts of materiality, which shall be true and correct in all respects) as of the date hereof (except for representations and warranties made with reference to an earlier date).
(c)    The execution, delivery and performance by each Loan Party of this Amendment are within such Loan Party’s organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder, partner or member, action. This Amendment has been duly executed and delivered by each Loan Party. Each of this Amendment and the Credit Agreement, as amended hereby, constitute the valid and binding obligations of the Loan Parties, enforceable against them in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.
(d)    The execution and delivery of this Amendment by the Loan Parties, and performance by the Borrower of this Amendment and the Credit Agreement, as amended hereby (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any organizational documents of, or any law applicable to, any Loan Party or any judgment, order or ruling of any Governmental Authority, (iii) will not violate or result in a default under the Credit Agreement, the Prudential Senior Secured Note Agreement, any Material Indebtedness Agreement, any other material agreement or other material instrument binding on any Loan Party or any of their assets or give rise to a right thereunder to require any payment to be made by any Loan Party, (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party, except Liens (if any) created under the Loan Documents and/or (v) will not result in a material limitation on any licenses, permits or other governmental approvals applicable to the business, operations or properties of the Loan Parties.
(e)    The execution, delivery, performance and effectiveness of this Amendment will not: (i) impair the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the applicable Obligations, whether heretofore or hereafter incurred and (ii) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

(f)    The Borrower has determined that this Amendment does not constitute a “significant modification” within the meaning of Treasury Regulations Section 1.1001-3(e).
4.    Effective Date.
(a)    This Amendment will become effective on the date on which each of the following conditions has been satisfied (the “Amendment Effective Date”) to the satisfaction of the Administrative Agent:
(i)    the Administrative Agent shall have received counterparts of this Amendment duly executed by the Loan Parties and the Required Lenders;
(ii)    the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced at least two (2) Business Days prior to or on the Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings;
(iii)    the Administrative Agent shall have received a certified copy of an amendment to, or an amendment and restatement of, the Prudential Senior Secured Note Agreement duly executed by each party thereto, in form and substance acceptable to the Administrative Agent; and
(iv)    the Administrative Agent shall have received such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Amendment.
(b)    For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has executed this Amendment and delivered it to the Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required under this Section 4 to be consented to or approved by or acceptable or satisfactory to such Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto.
(c)    From and after the Amendment Effective Date, the Credit Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.
(d)    The Administrative Agent will notify the Borrower and the Lenders of the occurrence of the Amendment Effective Date.
5.    Miscellaneous.
(a)    Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement and each other Loan Document are and shall remain in full force and effect and all references in any Loan Document to the “Credit Agreement” shall henceforth refer to the Credit Agreement as amended by this Amendment. Nothing in this Amendment or in any of the transactions contemplated hereby is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations of the

Borrower under the Credit Agreement or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations.
(b)    This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.
(c)    THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 10.6 AND 10.7 OF THE CREDIT AGREEMENT (AS AMENDED HEREBY) RELATING TO GOVERNING LAW, JURISIDICTION AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.
(d)    This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Subject to Section 4 above, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties required to be a party hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended except in accordance with the provisions of Section 10.2 of the Credit Agreement.
(e)    If any provision of this Amendment or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents, or to constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents.
(f)    The Borrower shall reimburse the Administrative Agent upon demand for all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.
(g)    In consideration of the amendments contained herein, each of the Loan Parties hereby waives and releases each of the Lenders, the Administrative Agent and the Collateral Agent from any and all claims and defenses, known or unknown, existing as of the date hereof with respect to the Credit Agreement and the other Loan Documents and the transactions contemplated hereby and thereby.
(h)    This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
ENCORE CAPITAL GROUP, INC.

By:     /s/ Paul Grinberg
Name: Paul Grinberg
Title: Executive Vice President & CFO

SUNTRUST BANK,
as Administrative Agent, Collateral Agent, Swingline Lender, Issuing Bank and as a Lender

By:     /s/ Paula Mueller
Name: Paula Mueller
Title: Director

BANK OF AMERICA, N.A.,
as Lender

By:     /s/ Christopher D. Pannacciulli
Name: Christopher D. Pannacciulli
Title: Senior Vice President

FIFTH THIRD BANK, as Lender

By:     /s/ Gregory J. Vollmer    _______
Name: Gregory J. Vollmer
Title: Vice President

ING CAPITAL LLC, as Lender

By:     /s/ Robert D. Miners
Name: Robert D. Miners
Title: Director

By:     /s/ William James
Name: William James
Title: Managing Director

Encore Capital Group, Inc.
Signature Pages to Amendment No. 1

MORGAN STANLEY BANK, N.A., as Lender

By:     /s/ Christopher Winthrop
Name: Christopher Winthrop
Title: Authorized Signatory

CALIFORNIA BANK & TRUST, as Lender
By:     /s/ Michael Powell    _______
Name: Michael Powell
Title: Senior Vice President

FIRST BANK, as Lender

By:     /s/ Tomas J. Schmidt
Name: Tomas J. Schmidt
Title: Vice President

AMALGAMATED BANK, as Lender

By:     /s/ Jackson Eng
Name: Jackson Eng
Title: First Vice President

MUFG UNION BANK, N.A., as Lender

By:     /s/ Edmund Ozorio
Name: Edmund Ozorio
Title: Vice President

CATHAY BANK, CALIFORNIA BANKING CORPORATION, as Lender

By:     /s/ Kenneth Xu
Name: Kenneth Xu
Title: Assistant Vice President

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as Lender

By:     /s/ Jane S.C. Yang
Name: Jane S.C. Yang
Title: VP & DGM

MANUFACTURERS BANK, as Lender

By:     /s/ Dirk Price_________
Name: Dirk Price
Title: Vice President

BARCLAYS BANK PLC, as Lender

By:     /s/ Gregory Fishbein
Name: Gregory Fishbein
Title: Assistant Vice President

RAYMOND JAMES BANK, N.A., as Lender

By:     /s/ Jason M. Williams
Name: Jason M. Williams
Title: Assistant Vice President

FLAGSTAR BANK, as Lender

By:     /s/ Michael J. Sheehan
Name: Michael J. Sheehan
Title: First Vice President

THE PRIVATEBANK AND TRUST COMPANY, as Lender

By:     /s/ Jennifer St. Aubin
Name: Jennifer St. Aubin
Title: Managing Director

CITIZENS BANK, NATIONAL ASSOCIATION (formally known as RBS CITIZENS, N.A.), as Lender

By:     /s/ Megan Livingston
Name: Megan Livingston
Title: Vice President

WESTERN ALLIANCE BANK, as Lender

By:     /s/ Chris Duranto
Name: Chris Duranto
Title: Vice President

UBS AG, STAMFORD BRANCH, as Lender

By:     /s/ Lana Gifas
Name: Lana Gifas
Title: Director

By:     /s/ Jennifer Anderson
Name: Jennifer Anderson
Title: Associate Director

CTBC BANK CORP. (USA), as Lender

By:     /s/ Shahid Kathrada
Name: Shahid Kathrada
Title: First Vice President

Each of the undersigned hereby makes the representations and warranties set forth above in this Amendment, consents to this Amendment and the terms and provisions hereof and hereby (a) confirms and agrees that notwithstanding the effectiveness of such Amendment, each Loan Document to which it is a party and their respective payment, performance and observance obligations and liabilities (whether contingent or otherwise) is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment, (b) confirms and agrees that the pledge and security interest in the Collateral granted by it pursuant to the Collateral Documents to which it is a party shall continue in full force and effect, and (c) acknowledges and agrees that such pledge and security interest in the Collateral granted by it pursuant to such Collateral Documents shall continue to secure the Obligations purported to be secured thereby, as amended or otherwise affected hereby.
ENCORE CAPITAL GROUP, INC.
MIDLAND CREDIT MANAGEMENT, INC.
MIDLAND INTERNATIONAL LLC
MIDLAND INDIA LLC
MIDLAND PORTFOLIO SERVICES, INC.
MIDLAND FUNDING LLC
MRC RECEIVABLES CORPORATION
MIDLAND FUNDING NCC-2 CORPORATION
PROPEL ACQUISITION LLC
PROPEL FUNDING LLC
ASSET ACCEPTANCE CAPITAL CORP.

By: /s/ Paul Grinberg
Name: Paul Grinberg
Title: Treasurer

Encore Capital Group, Inc.
Signature Pages to Amendment No. 1

Each of the undersigned hereby makes the representations and warranties set forth above in this Amendment, consents to this Amendment and the terms and provisions hereof and hereby (a) confirms and agrees that notwithstanding the effectiveness of such Amendment, each Loan Document to which it is a party and their respective payment, performance and observance obligations and liabilities (whether contingent or otherwise) is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment, (b) confirms and agrees that the pledge and security interest in the Collateral granted by it pursuant to the Collateral Documents to which it is a party shall continue in full force and effect, and (c) acknowledges and agrees that such pledge and security interest in the Collateral granted by it pursuant to such Collateral Documents shall continue to secure the Obligations purported to be secured thereby, as amended or otherwise affected hereby.
ASSET ACCEPTANCE RECOVERY SERVICES, LLC
ASSET ACCEPTANCE SOLUTIONS
GROUP, LLC
ASSET ACCEPTANCE, LLC
LEGAL RECOVERY SOLUTIONS, LLC

By: ASSET ACCEPTANCE CAPITAL CORP., its Sole Manager

/s/ Paul Grinberg
Name: Paul Grinberg
Title: Executive Vice President, Chief Financial Officer and Treasurer

Encore Capital Group, Inc.
Signature Pages to Amendment No. 1